Financial risk management (Details 5) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Financial Risk Management Details 5
Debt	$ 3,752,113	$ 3,274,235
Less: cash and cash equivalents and restricted cash	(514,447)	(381,124)
Total net debt	3,237,666	2,893,111
Total equity attributable to the Company	1,415,650	1,400,509
Total Capital	$ 4,653,316	$ 4,293,620
Net debt-to-capital ratio	68.00%	67.00%